Investor Presentation First Quarter 2022 Dennis G. Shaffer - Chief Executive Officer & President Richard J. Dutton - Senior Vice President, Chief Operating Officer NASDAQ: CIVB Exhibit 99.1

Forward-Looking Statements. This presentation may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements express management’s current expectations, estimates or projections of future events, results or long-term goals, and are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. All statements in this material speak only as of the date they are made, and we undertake no obligation to update any statement except to the extent required by law. Forward-looking statements are not guarantees of performance and are inherently subject to known and unknown risks, uncertainties and assumptions that are difficult to predict and could cause actual results or performance to differ materially from those expressed in or implied by the forward-looking statements. Factors that could cause actual results or performance to differ from those discussed in the forward-looking statements include the risks identified from time to time in our public filings with the SEC, including those risks identified in “Item 1A. Risk Factors” of Part I of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as supplemented by any additional risks identified in the Company’s subsequent Form 10-Qs. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Use of Non-GAAP Financial Measures. This presentation contains certain financial information determined by methods other than in accordance with accounting principals generally accepted in the United States (“GAAP”). These non-GAAP financial measures include “Tangible Book Value per Share” , “Tangible Common Equity to Tangible Assets” and “Efficiency Ratio”. The Company believes that these non-GAAP financial measures provide both management and investors a more complete understanding of the Company’s profitability. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP Measures. Not all companies use the same calculation of these measures; therefore this presentation may not be comparable to other similarly titled measures as presented by other companies. Reconciliations of these non-GAAP measures are provided in the Appendix section of this presentation. Sources of Information: Company Management and S&P Global Market Intelligence

Contact Information Civista Bancshares, Inc.’s common shares are traded on the NASDAQ Capital Market under the symbol “CIVB.” Additional information can be found at: www.civb.com Dennis G Shaffer Chief Executive Officer & President dgshaffer@civb.com Telephone: 888.645.4121

Who We Are 4

Who We Are Bank founded and headquartered in 1884 in Sandusky, Ohio 10th Largest Publicly Traded Commercial Bank Headquartered in Ohio 455 Employees Community Banking Focused Operations in 12 Ohio, 2 Indiana and 1 Kentucky Counties 33 Branches & 2 Loan Production Offices Operations in the 5 largest Ohio MSAs Full-Service Banking Organization with Diversified Revenue Streams Commercial Banking Retail Banking Wealth Management Mortgage Banking Tax Refund Processing

Who We Are Deposit market share information as of June 30, 2021. Sandusky/Norwalk/Port Clinton, Ohio 9 Locations $429 million in loans $1,091 million in deposits #1 deposit market share in Sandusky, Ohio with ~52% market share Cleveland/Akron, Ohio 3 Locations $649 million in loans $166 million in deposits North Central, Ohio 6 Locations $48 million in loans $250 million in deposits ~35% deposit market share in our markets Columbus & West Central, Ohio 5 Locations $387 million in loans $302 million in deposits 25% deposit market share in the rural markets Greater Dayton, Ohio 3 Locations $140 million in loans $118 million in deposits Southeastern Indiana/Cincinnati, Ohio 9 Locations $365 million in loans $688 million in deposits ~43% deposit market share in our markets

Who We Are Community bank franchise in growth markets with an established operating model Gather attractive low-cost deposits (11 bps total cost of deposits) Generate loans organically in select growing markets (operations in the 5 largest MSAs in Ohio) Strong capital position Disciplined underwriting verified with strong credit quality metrics Nonaccrual and 90 days Past Due (excluding PCI1) to Gross Loans of 0.26% as of 3/31/2022 Experienced management team with a deep bench Noninterest income enhanced by multiple revenue streams Use of LPOs to extend our reach (Westlake, OH and Fort Mitchell, KY) Member Russell 2000 index 1. PCI – purchased credit impaired loans.

Who We Are Dennis G. Shaffer SVP & Chief Operating Officer 36 years of banking experience Joined in 2007 Richard J. Dutton SVP & Chief Lending Officer 33 years of banking experience Joined in 2016 Charles A. Parcher CEO & President President, Civista Bank 36 years of banking experience Joined in 2009 Todd A. Michel SVP & Controller 33 years of banking experience Paul J. Stark SVP & Chief Credit Officer 37 years of banking experience Lance A. Morrison SVP & General Counsel 18 years of banking experience Donna M. Jaskolski SVP & Customer Experience Officer 19 years of banking experience Robert L. Curry SVP & Chief Risk Officer 34 years of banking experience Russell L. Edwards SVP - Retail Banking 30 years of banking experience Carl A. Kessler III SVP & Chief Information Officer 20 years of banking experience Senior Management Team

Who We Are

Current Initiatives 10

Source: S&P Global Market Intelligence. Pro Forma Branch Footprint Company Highlights Valuable Core Deposit Franchise 2021 Q3 Financial Highlights ($ millions) 28, 22, 102 60, 77, 158 240, 137, 33 250, 175, 64 Overview of The Henry County Bank Headquartered in Napoleon, OH, approximately 35 miles southwest of downtown Toledo, OH Founded in 1936 and has been Henry County’s #1 community bank for over 50 years 7 branch network that is well-positioned along the rapidly-growing Route 24 and I-75 corridor Comunibanc Corp. is the bank holding company for The Henry County Bank Total Assets $329 Gross Loans $165 Total Deposits $276 Total Equity $33 Tang. Common Equity / Tang. Assets 9.94% NPAs (ex. Perf. TDRs) / Assets 0.26% ~60% Loan / Deposit Ratio #1 Deposit Market Share in Henry County ~30% of Portfolio Consists of Non-Interest Bearing Deposits 2021 Q3 Total Cost of Deposits 22 bps CBCZ CIVB Rapidly-growing Route 24 and I-75 corridor

Source: S&P Global Market Intelligence; census.gov; fred.stlouisfed.org; toledo.oh.gov; toledoregion.com; rgp.org. Market Overview 3-Year MSA Deposit Growth CAGRs Major Employers Toledo, Ohio Northwest Ohio 28, 22, 102 60, 77, 158 240, 137, 33 250, 175, 64 Market Expansion in the Attractive Northwest Ohio Region Northwest Ohio presents an attractive community banking market consistent with Civista’s model Home to Ohio’s 4th largest city of Toledo and a regional population of over 1.2 million people Attractive business climate and strategic location has fueled economic activity in recent years 4th Largest City in Ohio by Population #1 Toledo Named No. 1 in the Nation Among Mid-Sized Cities for New Business Investment by Site Selection Magazine $33.5B 2020 Total Real GDP for Toledo, OH MSA Second highest three year MSA deposit growth CAGR out of Ohio’s six largest MSAs by deposits Sources: 4th largest city population in Ohio (1): https://www.ohio-demographics.com/cities_by_population 33.5B Real GDP (2): https://fred.stlouisfed.org/series/RGMP45780#0 No. 1 for business investment (3): https://toledo.oh.gov/news/2021/03/01/toledo-ranked-no-1-for-new-business-investment Toledo Major Employers (4): https://toledoregion.com/careers/top-employers/

Significantly Accelerates Presence & Growth in Northwest Ohio Adds 7 branches in Northwest Ohio and $276 million in low-cost core deposits Comunibanc’s ~60% loan-to-deposit ratio provides ample liquidity for Civista to accelerate its loan growth throughout Northwest Ohio, including the attractive Greater Toledo area Accomplishes Civista’s strategic goal of having a significant presence in the top 5 MSAs in Ohio Financially Attractive 10%-11% EPS accretion with fully phased-in cost saves Tangible book value earn back period of less than 3 years using the crossover method Efficient utilization of recent $75 million subordinated debt capital raise ~50%/50% cash/stock consideration mix Low Risk Civista’s management team has a significant understanding and deep-rooted banking knowledge of the Northwest Ohio region Civista has been Comunibanc’s provider of item processing services, network infrastructure support, e-mail services, tax form printing and web site hosting for nearly thirty (30) years Similar philosophies and expect to retain key personnel 28, 22, 102 60, 77, 158 240, 137, 33 250, 175, 64 Transaction Rationale

Current Initiatives Enhance utilization of technology to improve efficiency and customer experience Curbside banking E-Sign Digital Transformation Enhanced Treasury Management Services and Reporting Improved in-branch and online access Retail Commercial Introduced Online Retail Deposit Account Opening Introduced chatbot “Penny” Virtual banking assistant within Civista Digital Banking and website Commercial Loan Origination System Standardized process from beginning to end through one system Integration with core system and third-party vendors for retrieving existing customer data, boarding loans, document tracking, preparation and storage Enhanced fraud monitoring and data protection Leveraging Technology

Current Initiatives Civista Digital Banking

Financial Trends 16

Financial Trends March 31, 2022 includes $15.5 million of PPP loans . Presented on an annualized basis Non-GAAP reconciliation on page 37.

Financial Trends Total Assets1 ($ in millions) 1. 2018 includes the addition of $578 million in assets due to United Community Bancorp acquisition CAGR 18.9%

Financial Trends Total Gross Loans1 ($ in millions) 1. 2022 includes $15.5 million of PPP loans. 2021 includes $43.2 million of PPP loans. 2020 includes $217.3 million of PPP loans. 2018 includes the addition of $299 million in loans due to United Community Bancorp acquisition. CAGR 13.8%

Financial Trends Total Gross Loans: $2.0 billion CRE to RBC Ratio: 300.9% Loan Mix ($ in millions)

1. LTM basis 2. Excluding PCI (purchased credit impaired) loans. Financial Trends Reserves / NPLs NCOs / Average Loans 1 Loan Loss Reserves / Gross Loans NPAs & 90+PD / Assets Loan Loss Reserves / Gross Loans Nonaccrual & 90 days Past Due2 / Gross Loans

Financial Trends Total Deposits1 ($ in millions) 1. 2018 includes the addition of $476 million in deposits due to United Community Bancorp acquisition CAGR 20.0%

1. Ratio excludes $15.5 million of PPP loans and $243.2 million of tax refund processing deposits Financial Trends Total Deposits: $2.6 billion Loan/Deposit Ratio: 84.4%1 38% Noninterest Bearing Demand Deposits are 78% Commercial and 22% Retail Deposit Mix

2022 Peer data as of 3/31/2022 or the latest available date. Note: Comparable peers include public banks $1-$4B in Ohio and +/- 40% CIVB’s asset size in contiguous states. Total Cost of Deposits (%) Yield on Loans (%) Financial Trends

Financial Trends 2022 peer data as of 3/31/2022, or the latest available date. Note: Comparable peers include public banks $1-$4B in Ohio and +/- 40% CIVB’s asset size in contiguous states. Net Interest Margin

Financial Trends 1. 2018 efficiency ratio is adjusted for merger related expenses; 2021 efficiency ratio is adjusted for nonrecurring items; 2022 efficiency ration is adjusted for merger related expenses. Page 38,39 and 40 show Non-GAAP reconciliations Fee income platform Service charges on deposit accounts were $1.6 million YTD 2022 and $1.3 million YTD 2021 Mortgage Banking Gain on sale of loans, primarily mortgage loans, YTD 2022 and 2021 was $936 thousand $2.7 million, respectively Wealth Management $1.3 million YTD 2022 and $1.1 million YTD 2021 Tax Refund Processing Platform $1.9 million YTD 2022 and 2021 Interchange Income $1.1 million YTD 2022 and YTD 2021 Disciplined approach to controlling non-interest expense Continued focus on review of branch network Identified efficiencies invested to enhance digital offerings Non-Interest Income and Expense Non-Interest Expense and Efficiency Ratio1

Financial Trends 1. TCE Non-GAAP reconciliation on page 37 2. LTM basis 3. Page 41 shows 2018 ratios adjusted for merger related expenses Raised $32.8 million of capital (issued 1,610,000 shares) in February 2017 Additional $104.7 million of capital (issued 4,277,430 shares) related to UCB merger in September 2018 Redeemed outstanding preferred shares effective December 20, 2019 Authorized $13.5 million stock repurchase plan on April 20, 2021. Through Q1 2022, 183,357 shares, 1.2% of the shares outstanding on December 31, 2021, have been repurchased for $4.4 million at a weighted average price of $24.17 (147% of TBV) Increased the quarterly common dividend to $0.12 in first quarter 2021 and to $0.14 for the third quarter. Capital Management

Providing Shareholder Value 28

1. Q1 2022 presented on LTM basis 2. Page 41 shows 2018 ratios adjusted for merger related expenses Providing Shareholder Value Net Income & Earnings Per Share (Available to Common) ($ in millions)

1. LTM basis 2. Non-GAAP reconciliation on page 37 3. 2022 Q1 includes tax effected net change of $30MM in unrealized loss from 12/31/21 to 3/31/22. The change in unrealized loss is 5.3% of securities AFS at 3/31/22 Providing Shareholder Value Total Shareholders’ Equity & Return on Tangible Equity1,2,3 ($ in millions)

Providing Shareholder Value Non-GAAP reconciliation on page 37 2. 2022 Q1 includes tax effected net change of $30MM in unrealized loss from 12/31/21 to 3/31/22. The change in unrealized loss is 5.3% of securities AFS at 3/31/22 Tangible Book Value per Share1,2 CAGR 4.6%

Why Civista? 32

Why Civista? Completed 3 acquisitions since 2007, including the acquisition of United Community Bancorp, which closed September 14, 2018 Expanded commercial loan growth in Columbus, Cleveland, Akron, Dayton and Cincinnati markets Since year-end 2017, loan portfolios in these markets have increased from $440 million to $1.1 billion through March 31, 2022 Low cost, locally generated deposit base Experienced Acquirer & Organic Growth Model

Why Civista? Community bank franchise poised for acquisitions and strong core deposit franchise Strong capital position Strong credit culture and asset quality Experienced acquirer Continued strong NIM Experienced management team with an average of 30 years in banking Strategically positioned in attractive Ohio lending markets funded by low-cost deposits with operations in the 5 largest Ohio MSAs Demonstrated strong profitability from 2017 to LTM Q1 2022 Net Income CAGR: 25.4% TBV / Share CAGR: 4.6% EPS CAGR: 17.4% Compelling Investment Opportunity

Additional Information 35

Operating Results

Non-GAAP Reconciliation 1. LTM basis

Non-GAAP Reconciliation

Non-GAAP Reconciliation

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Non-GAAP Reconciliation

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